March 2014 The Future of Cancer Therapy www.ziopharm.com Exhibit 99.1

This presentation contains certain forward-looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)"
and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products, our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the
Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug
Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our DNA-based biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for DNA-based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2013.  Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-
occurrence of any events.
Forward-Looking Statements

Clinical-stage Immuno-Oncology company
Focus on treatment through DNA expression and cell control
Phase 1/2 program targeting melanoma, breast cancer and
glioma
Intrexon partnership enabling potential paradigm shift
New INDs
through 2015 exploring multigenic approach
to cancer
treatment
ZIOPHARM Today

DNA synthesis and delivery enable:
creation of new therapies which
target cancer cells
precise control of biologic
concentration and dosing
better therapeutic index
through controlled protein delivery
and cellular targeting
economically feasible approach
biologic therapies and Immuno-
Oncology
Why Focus on DNA-Based Medicine?

ZIOP: translational medicine and oncology drug development
XON: synthetic biology platform enabling DNA delivery and
control
Exclusive channel partner agreement for the treatment of all human cancer:
ZIOP responsible for product development and commercialization
XON responsible for manufacturing, process-improvement R&D, patents
50:50 revenue/net-profit split
Current targets: melanoma, breast cancer, glioma, other cancers
Intrexon Collaboration: Leveraging Our Assets

We Have the Tools to Treat Cancer Better

Cytokines mAb scFv scFv
toxin
Systemic
decoy
Intracellular
decoy
Metabolic
Enzyme
RNA Protein
Ligand
DC T Cell B Cell Macrophage NK cell Treg Other immune
cells
Immune Cells
Direct tumor lysis
ADCC
Complement cytotoxicity
Innate immunity stimulation
Adaptive immunity stimulation
Immune evasion inhibition
Pro-apoptosis
Necrosis
Anti-angiogenesis
Growth inhibition
Anti-tumor metabolism
EMT blockade
Non-immune Cells
Effectors
Cells
Anti-tumor
function
Tumor
and microenvironment
MSC Epithelial
Endothelial
Tumor
Cell
Skeletal
Muscle

ZIOPHARM Oncology

Gene off
RheoSwitch®
VP16-RXR
RheoSwitch®
Gal4-EcR
RheoSwitch components
Inducible Promoter
Target Gene
Gene on
(+ oral activator ligand)
AL
Inducible Promoter
Target Gene

Controlled Expression and Delivery of Therapeutic Proteins with Intrexon’s RheoSwitch®:
This is the most advanced clinical method to turn genes on and off
The Power of RheoSwitch® Technology
High Potency
Monogenic/Multigenic
Dose-control
Orally activated biologic on/off switch
Gene Expression RheoSwitch®

Ad-RTS-IL-12: Solving the Problem of Serum
Concentration

rIL-12 = recombinant IL-12
hIL-12 = Ad- RTS- IL-12
*Atkins, MB et al Clin Cancer Res 1997;3:409-417
11137 ±
3530
27 ±
14
0
2000
4000
6000
8000
10000
12000
rIL-12* hIL-12

ZIOPHARM Oncology

mIL-12 expression(ng/ml
medium/6hrs)

IL-12 Production is Modulated by Veledimex (Activator Ligand) in HT 1080 Cells 8 OFF OFF ON -1 9 19 29 39 49 59 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 Time after viral transduction (hours)

Oral Veledimex Tightly and Precisely Controls
the Expression of IL-12ß
mRNA in the Tumor

Veledimex Dose
n=7
OFF OFF
ON
0.1
1
10
100
1000
10000
100000
1000000
Baseline Maximum D1-D7 7 Days Post-treatment
100 mg 160 mg

Cytotoxic T Cells & Memory T Cells (TILs)
Significantly Increase in Tumors Following
Ad-RTS-IL-12 Treatment
Images were obtained using an Aperio ScanScope XT whole-slide imager and digitized at 20x.

On
Off
CD8+
CD45RO+

ZIOPHARM Oncology

%Change from baseline lesion size

Systemic Immune Activity: Patterns of Anti-Tumor Response Patient# 1 3 2 Page 11 -75 -50 -25 0 25 50

High expression of IL-12 mRNA in tumors, tightly controlled by veledimex dose
Clinical Observations to Date

We can control gene expression to achieve a desirable immune response
We have seen potent systemic biologic activity and reversible toxicity
Melanoma: potent biologic activity in injected and non-injected lesions
Breast: on-mechanism and on-target toxicity demonstrates powerful immune response controlled by dose-dependent expression of IL-12
Adverse events consistent with immunotherapy use and immune response;
serious adverse events reversed after veledimex dosing stopped
Increased tumor infiltrating lymphocytes observed in the tumor microenvironment, suggesting multiple favorable biologic effects of IL-12 expression

Kaplan Meier Survival in GL261 Orthotopic Syngeneic Mouse Glioma Model
Glioblastoma Multiforme:
IL-12 Preclinical Activity Measuring Survival

Veledimex (AL) dosing Day 4 to EOS at ~ 675 mg/m2/day in chow; DC-RTS-IL-12 or Ad-RTS-IL-12 on Day 5
100% survival observed with Ad-RTS-IL-12 + AL or DC-RTS-IL-12 + veledimex
0 10 20 30 40 50 60 70 80
0

DC-no vector
DC-RTS-IL12 (MOI 10000)
Ad-RTS-IL12 (5x10
9
)
AL chow
Ad-RTS-IL12 (5x10
9
) + AL
DC-RTS-IL12 (MOI 10000) + AL
Time (Days)
No Treatment

Significant Market Potential for Ad-RTS-IL-12 14 Melanoma 76,690 Breast Cancer 234,580 Incidence Glioma 18,000

A Growing Oncology Portfolio 15 Compound Pre Clinical Phase 1 Phase 2 Ad-RTS-IL-12 IND Melanoma Breast GBM Cell-based programs Immuno-Oncology programs Cell signal targeting Multigenic platforms

Human allogeneic mesenchymal stem cells
genetically modified with genes that activate the
immune system to destroy cancer
Multigenic therapeutic antibodies such as single
chain versions of Herceptin® and Erbitux®
Embedded cellular bioreactors to deliver multiple
proteins systemically using RheoSwitch® platform
DNA Combination Therapies:
Potential Future INDs
16
* AACR-NCI-EORTC 2013

Upcoming Clinical Milestones
17
Program Milestone Timing
Breast cancer Initiate Phase 2 combination study with SOC 1H 2014
- Report preliminary data 1H 2015
Report results from ongoing Phase 2 study 2014
Melanoma Initiate Phase 2 combination study with SOC 1H 2014
- Report preliminary data YE 2014
Report results from ongoing Phase 2 advanced
melanoma study
2014
Glioblastoma Initiate Phase 1/2 dose escalation study 1H 2014
- Report preliminary data YE 2014

Approx. 100 million shares outstanding Approx. $68 million in cash and investments No debt Development partner/top shareholder: Intrexon Corp. (NYSE: XON) Financial Highlights 18

We understand the biologic basis of cancer-
and how to
engineer new products
We have the ability to deliver DNA and stimulate a controlled therapeutic immune response
Clinical testing is validating our vision
Intrexon
partnership is enabling expansion of our pipeline
Big pharma
is very
interested in our approach
We have the potential to radically change the economics
of
cancer treatment
Our financial success
will be driven by multiple products and
collaborations, not one or two
Why Invest in ZIOPHARM?

NASDAQ: ZIOP The Future of Cancer Therapy www.ziopharm.com